EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 3/1/10 through 3/31/10

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephanie Buffington	Date: April 28, 2010
Signature of Authorized Individual

Stephanie Buffington	Director of Financial Reporting, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

________________
1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
March 31, 2010

Unaudited – For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	2,211,721
RESTRICTED CASH	260,430
GOODWILL	-	-
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	2,369,085	19,794
DUE FROM AFFILIATE	472,673,226
PREPAID EXPENSES	1,198,322
DEPOSITS AND OTHER ASSETS	2,452,945	-
INVESTMENTS IN SUBSIDIARIES	(297,429,882)		(80,423,975)	(86,488,795)	(40,932,906)
DEFERRED TAX ASSET	1,275,812
DEFERRED FINANCING EXPENSES	3,437,599

TOTAL ASSETS	$188,449,259	$19,794	$(80,423,975)	$(86,488,795)	$(40,932,906)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$177,213,522	$-	$-	$-	$-
ACCRUED INTEREST	10,744,470
ACCRUED PROPERTY TAXES	-
ACCOUNTS PAYABLE TRADE	2,421,416
DUE TO AFFILIATE	345,941,724
ACCOUNTS PAYABLE AND OTHER LIABILITIES	22,661,873	73,980
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	558,983,005	73,980	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(370,533,746)	(54,186	(80,423,975)	(86,488,795)	(40,932,906)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$188,449,259	$19,794	$(80,423,975)	$(86,488,795)	$(40,932,906)

	$(298,993,862)	RE of consolidated subs
	1,563,980	Investment in Keane Stud
	$(297,429,882)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
March 31, 2010
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(640,264)	14,746	(3,243)	(321,087)	(18,304,530)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(640,264)	$14,746	$(3,243)	$(321,087)	$(18,304,530)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$-	$-	$-
ACCRUED INTEREST
ACCRUED PROPERTY TAXES
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(640,264)	14,746	(3,243)	(321,087)	(18,304,530)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(640,264)	$14,746	$(3,243)	$(321,087)	$(18,304,530)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
March 31, 2010
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$5,521,309	$-	$3,209,352

LAND		-	-	-	-
BUILDING IMPROVEMENTS		-	-	-	-
LESS: ACCUMULATED DEPRECIATION		-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS		-	-	81,859	-
RESTRICTED CASH		-	-	37,380	-
GOODWILL		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		1,551,080	-	-	-
PREPAID EXPENSES		-	68	29,245	67
DEPOSITS AND OTHER ASSETS		-	-	-	-
INVESTMENTS IN SUBSIDIARIES	46,254	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	-	-

TOTAL ASSETS	$46,254	$1,551,080	$5,521,377	$148,485	$3,209,419

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$7,690,400	$12,907,535	$3,600,000
ACCRUED INTEREST		-	1,008,680	596,072	474,925
ACCRUED PROPERTY TAXES		1,869	146,060	-	273,576
ACCOUNTS PAYABLE TRADE		4,610	45,674	158,025	-
DUE TO AFFILIATE		-	37,956,760	3,469,350	9,438,574
ACCOUNTS PAYABLE AND OTHER LIABILITIES		70,000	2,944,852	899,353	146,626
TENANT SECURITY DEPOSITS		-	-	-	-

TOTAL LIABILITIES	-	76,480	49,792,425	18,030,334	13,933,700

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	46,254	1,474,600	(44,271,048)	(17,881,850)	(10,724,281)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$46,254	$1,551,080	$5,521,377	$148,485	$3,209,419

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
March 31, 2010
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$4,624,733	$-	$258,610

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	-
RESTRICTED CASH	-	44,276	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	5,177,760	-	-	8,856,199
PREPAID EXPENSES	-	100,000	67	73	-
DEPOSITS AND OTHER ASSETS	-	1,121	36	4,943	35
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	-	-	-	-

TOTAL ASSETS	$-	$5,323,231	$4,624,836	$5,091	$9,114,844

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$3,900,000	$-	$-
ACCRUED INTEREST	-	-	513,210	-	-
ACCRUED PROPERTY TAXES	-	-	62,399	-	187,533
ACCOUNTS PAYABLE TRADE	95,473	17,683	8,502	4,875	10,679
DUE TO AFFILIATE	41,145,716	-	6,350,676	17,335,220	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	678,626	680,139	353,844	-	583,086
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	41,919,816	697,822	11,188,631	17,340,095	781,298

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(41,919,816)	4,625,409	(6,563,795)	(17,335,004)	8,333,546

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$-	$5,323,231	$4,624,836	$5,091	$9,114,844

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
March 31, 2010
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$78,962,404	$-	$-	$-

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	276,082	-	-	-
RESTRICTED CASH	-	664,388	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	31,867	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	27,177,671
PREPAID EXPENSES	-	19,702	3,604	-	-
DEPOSITS AND OTHER ASSETS	-	9,248	29,154	-	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	56,250	-	-	-

TOTAL ASSETS	$-	$80,019,941	$32,759	$-	$27,177,671

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$1,105,918	$71,201,873	$-	$-	$-
ACCRUED INTEREST	395,819	104,715	-	-	-
ACCRUED PROPERTY TAXES	-	483,567	-	-	-
ACCOUNTS PAYABLE TRADE	38,481	527,670	86,986	124,297	-
DUE TO AFFILIATE	2,596,955	7,068,535	7,828,788	5,044,827	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	410,078	1,072,303	92,172	161,297	-
TENANT SECURITY DEPOSITS	-	201,544	-	-	-

TOTAL LIABILITIES	4,547,251	80,660,206	8,007,946	5,330,420	-

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(4,547,251)	(640,264)	(7,975,187)	(5,330,420)	27,177,671

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$-	$80,019,941	$32,759	$-	$27,177,671

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
March 31, 2010
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Total
ASSETS
REAL ESTATE INVENTORY	$26,186,065	$6,077,031	$124,839,503

LAND	69,288,589	-	69,288,589
BUILDING IMPROVEMENTS	426,139,876	-	426,139,876
LESS: ACCUMULATED DEPRECIATION	(129,133,421)	-	(129,133,421)

NET RENTAL REAL ESTATE	366,295,044	-	366,295,044

CASH AND CASH EQUIVALENTS	543,217	-	3,113,029
RESTRICTED CASH	11,141,056	-	12,147,530
GOODWILL	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	158,578	-	190,445
MISCELLANEOUS ACCOUNTS RECEIVABLE	141,330	(19,794)	2,510,415
DUE FROM AFFILIATE	101,989,414	(617,425,349)	-
PREPAID EXPENSES	1,702,175	-	3,053,325
DEPOSITS AND OTHER ASSETS	621,297	-	3,118,779
INVESTMENTS IN SUBSIDIARIES	-	526,042,598	1,558,915
DEFERRED TAX ASSET	-	-	1,275,812
DEFERRED FINANCING EXPENSES	3,772,408	-	7,266,257

TOTAL ASSETS	$512,550,584	$(85,325,514)	$525,369,055

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$544,358,491	$-	$821,977,739
ACCRUED INTEREST	7,221,083	-	21,058,973
ACCRUED PROPERTY TAXES	1,731,190	-	2,886,194
ACCOUNTS PAYABLE TRADE	1,121,584	-	4,665,956
DUE TO AFFILIATE	75,211,456	(559,388,581)	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	12,342,798	(80,103)	43,090,923
TENANT SECURITY DEPOSITS	2,015,349	6,123	2,223,016

TOTAL LIABILITIES	644,001,951	(559,462,561)	895,902,801

MINORITY INTEREST	-	13,005,917	13,005,917

SHAREHOLDERS' DEFICIT	(131,451,367)	474,137,047	(370,533,747)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$512,550,584	$(85,325,514)	$525,369,055

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Fifteen Months Ended March 31, 2010

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other	150,432	1,169,416

Total revenue	150,432	1,169,416	-	-	-

Expenses:
Cost of sales	-	-
Property operations	(535,586)	-
Depreciation	-	34,544
Provision for losses	1,400,000	-
Impairment charges	-	-
General and administrative	29,933,400	2,784,702

Total expenses	30,797,814	2,819,246	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries	(86,269,801)	-
Minority interest income of partnerships and joint ventures	-	-
Interest income	284,402	-
Interest expense	(11,491,583)	-
Gain (loss) on extinguishment of debt	-	-
Gain (loss) on debt restructuring	-	-
Gain (loss) on transfer of assets	43,500	-
Gain (loss) on disposition of assets	(4,497,534)
Gain (loss) on sale of real estate	(1,874,917)	-
Litigation, settlements, and other claims	3,404,122	-

Total other income and (expenses)	(100,401,810)	-	-	-	-

Income tax expense	(56,402)	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$(131,105,595)	$(1,649,830)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Fifteen Months Ended March 31, 2010
 (Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other

Total revenue	-	-	-	-	-

Expenses:
Cost of sales
Property operations
Depreciation
Provision for losses
Impairment charges
General and administrative

Total expenses	-	-	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries
Minority interest income of partnerships and joint ventures
Interest income
Interest expense
Gain (loss) on extinguishment of debt
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets
Gain (loss) on disposition of assets
Gain (loss) on sale of real estate
Litigation, settlements, and other claims

Total other income and (expenses)	-	-	-	-	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Fifteen Months Ended March 31, 2010
 (Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon, LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
Revenue:
Sales	$-	$89,900	$-	$-	$-
Rental and other		-	-	4,353,239	-

Total revenue	-	89,900	-	4,353,239	-

Expenses:
Cost of sales		84,166	-	-	-
Property operations		26,793	164,889	2,175,936	274,872
Depreciation		-	-	732,415	-
Provision for losses		-	-	-	-
Impairment charges		-	12,922,862	-	-
General and administrative		3,174	66,375	17,553	692,586

Total expenses	-	114,133	13,154,126	2,925,904	967,458

Other income and (expenses):
Equity in loss of subsidiaries		-	-	-	-
Minority interest income of partnerships and joint ventures		-	-	-	-
Interest income		-	-	-	-
Interest expense		-	(809,975)	(1,724,741)	(471,180)
Gain (loss) on extinguishment of debt		-	-	-	-
Gain (loss) on debt restructuring		-	-	-	-
Gain (loss) on transfer of assets		-	-	-	-
Gain (loss) on disposition of assets		-	-	202,876	-
Gain (loss) on sale of real estate		-	-	-	-
Litigation, settlements, and other claims		-	-	-	-

Total other income and (expenses)	-	-	(809,975)	(1,521,865)	(471,180)

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$(24,233)	$(13,964,101)	$(94,531)	$(1,438,638)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Fifteen Months Ended March 31, 2010
 (Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
Revenue:
Sales	$18,924,400	$6,634,621	$-	$-	$891,477
Rental and other	-	-	-	5,709	-

Total revenue	18,924,400	6,634,621	-	5,709	891,477

Expenses:
Cost of sales	18,252,356	8,697,843	-	-	1,014,461
Property operations	109,128	245,038	26,120	289,726	(112,925)
Depreciation	-	-	-	-	-
Provision for losses	-	-	-	-	-
Impairment charges	-	-	6,366,255	-	-
General and administrative	93,742	283,790	8,753	82,258	31,205

Total expenses	18,455,226	9,226,671	6,401,129	371,983	932,741

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	43,634	(304,225)	(162,666)	(2,521,828)	-
Gain (loss) on extinguishment of debt	613,681	-	-	-	-
Gain (loss) on debt restructuring	-	2,279,871	-	(302,569)	-
Gain (loss) on transfer of assets	-	-	-	-	-
Gain (loss) on disposition of assets	-	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	-	-
Litigation, settlements, and other claims	-	-	-	-	-

Total other income and (expenses)	657,315	1,975,647	(162,666)	(2,824,397)	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$1,126,489	$(616,403)	$(6,563,795)	$(3,190,671)	$(41,264)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Fifteen Months Ended March 31, 2010
 (Continued)
Unaudited - For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC
Revenue:
Sales	$-	$-	$-	$-
Rental and other	106,227	4,661,739	1,457,334	88,437

Total revenue	106,227	4,661,739	1,457,334	88,437

Expenses:
Cost of sales	-	-	-	-
Property operations	323,005	2,365,788	533,524	48,600
Depreciation	72,479	-	311,286	1,007
Provision for losses	-	-	-	-
Impairment charges	-	-	-	-
General and administrative	10,725	209,558	12,029	75,809

Total expenses	406,210	2,575,346	856,839	125,416

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-
Interest income	-	-	-	-
Interest expense	(274,356)	(2,720,417)	(764,347)	(184,453)
Gain (loss) on extinguishment of debt	-	-	(8,992)	-
Gain (loss) on debt restructuring	-	-	-	-
Gain (loss) on transfer of assets	-	-	(3,734,857)	1,035,083
Gain (loss) on disposition of assets	-	-	-	-
Gain (loss) on sale of real estate	(741,820)	-	-	-
Litigation, settlements, and other claims	-	-	-	-

Total other income and (expenses)	(1,016,176)	(2,720,417)	(4,508,196)	850,630

Income tax expense	-	-	-	-

Discontinued operations	-	-	-	-

Net income (loss)	$(1,316,159)	$(634,024)	$(3,907,701)	$813,651

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Fifteen Months Ended March 31, 2010
 (Continued)
Unaudited - For Internal Use Only

	Non-Filing Entities Combined	Eliminations	Disc Ops Reclass	Total
Revenue:
Sales	$5,842,740	$-	$-	$32,383,138
Rental and other	91,869,679	(1,101,823)	(41,274)	102,719,114

Total revenue	97,712,419	(1,101,823)	(41,274)	135,102,252

Expenses:
Cost of sales	4,251,225	-	-	32,300,052
Property operations	49,361,435	4	(45,458)	55,250,889
Depreciation	16,461,705	(34,544)	-	17,578,892
Provision for losses	-	-	-	1,400,000
Impairment charges	58,426,755	-	-	77,715,872
General and administrative	2,387,997	1,486,092	-	38,179,747

Total expenses	130,889,116	1,451,552	(45,458)	222,425,453

Other income and (expenses):
Equity in loss of subsidiaries	-	79,153,228	-	(7,116,573)
Minority interest income of partnerships and joint ventures	731,157	-	-	731,157
Interest income	117	-	-	284,520
Interest expense	(42,888,941)	-	11,872	(64,263,206)
Gain (loss) on extinguishment of debt	(136,454)	-	123,888	592,123
Gain (loss) on debt restructuring	18,298,913	-	-	20,276,216
Gain (loss) on transfer of assets	930,430	-	-	(1,725,845)
Gain (loss) on disposition of assets	-	-	-	(4,294,658)
Gain (loss) on sale of real estate	1,462,886	-	(1,462,885)	(2,616,737)
Litigation, settlements, and other claims	10,000	-	-	3,414,122

Total other income and (expenses)	(21,591,892)	79,153,228	(1,327,125)	(54,718,880)

Income tax expense	-	-	-	(56,402)

Discontinued operations	-	-	1,322,941	1,322,941

Net income (loss)	$(54,768,589)	$76,599,854	$-	$(140,775,542)

TARRAGON CORPORATION
CASH FLOW FOR MARCH 2010

	Cash Balance			Payroll	Intercompany	Cash Balance
	2/28/10	Receipts	Disbursements	Disbursements	Transfers	3/31/10

Tarragon Corporation	$2,414,157	$5,173,775	$(5,332,112)	$(893,283)	$849,183	$2,211,720
Tarragon Management Inc.	-	-	(62,580)	-	62,580	-

Filing entities:
Rentals:
Aldridge Apartments	-	-	-	-	-	-
Stonecrest Apartments	-	-	-	-	-	-
Orlando Central Park	-	-	-	-	-	-
Bermuda Island	134,542	291,746	(200,461)	-	(143,968)	81,859
800 Madison	120,471	499,475	(286,758)	-	(57,107)	276,081

Condo developments:
One Hudson Park	-	-	-	-	-	-
Las Olas River House	75	-	-	-	-	75
Twelve Oaks at Fenwick Plantation	-	-	-	-	-	-
Trio West	-	-	-	-	-	-

Land:
Central Square	75	-	-	-	-	75
Central Park at Lee Vista	-	-	-	-	-	-
Trio East	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-

Non-filing entities and eliminations	662,707	1,001,931	(410,731)	-	(710,688)	543,219
Total Company	$3,332,027	$6,966,927	$(6,292,642)	$(893,283)	$-	$3,113,029

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended March 31, 2010

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	2/28/2010			3/31/2010	2/28/2010			3/31/2010	2/28/2010	3/31/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	$14,203,043	$82,222,438	$84,171,685	$12,253,798	$(14,217,529)	$84,246,947	$82,284,906	(12,255,487)	$(14,486)	$(1,692)
One Hudson Park	(8,861,213)	71,932,796	71,927,782	(8,856,199)	8,861,214	71,965,183	71,970,197	8,856,199	1	1
Orlando Central Park	2,596,955	0	0	2,596,955	(2,596,955)	0	0	(2,596,955)	0	0
Block 88-TRI	13,456,953	13,834,056	13,859,814	13,431,196	(13,456,953)	13,859,683	13,833,925	(13,431,196)	0	0
Twelve Oaks at Fenwick Plantation	(2,572,794)	8,009,971	8,008,838	(2,571,661)	2,572,795	8,008,838	8,009,971	2,571,662	1	1
Trio East	9,438,574	3,337,730	3,337,730	9,438,574	(9,438,574)	3,337,730	3,337,730	(9,438,574)	0	0
Trio West	41,142,230	58,859,012	58,867,275	41,133,967	(41,153,980)	58,882,776	58,874,513	(41,145,717)	(11,750)	(11,750)
Aldridge Apartments	7,823,894	22,281,627	22,281,952	7,823,569	(7,823,913)	22,281,627	22,281,627	(7,823,913)	(19)	(344)
Stonecrest Apartments	5,044,178	4,498,751	4,499,076	5,043,853	(5,044,177)	4,498,751	4,498,751	(5,044,177)	1	(324)
Central Square	15,406,078	7,178,259	5,249,116	17,335,220	(15,406,078)	5,269,055	7,198,198	(17,335,220)	0	0
Orion Towers	44,416,835	10,310,295	10,307,905	44,419,225	(44,416,835)	10,323,602	10,325,992	(44,419,224)	0	0
Bermuda Island	3,636,582	14,256,670	14,423,903	3,469,349	(3,636,582)	14,423,903	14,256,670	(3,469,349)	0	0
900 Monroe	8,029,190	3,144,610	3,144,610	8,029,190	(8,027,217)	3,147,934	3,147,934	(8,027,217)	1,973	1,973

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended March 31, 2010
 (Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	2/28/2010			3/31/2010	2/28/2010			3/31/2010	2/28/2010	3/31/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities
Fund Level	$38,031	$650	$0	$38,681	$3,251	$0	$0	$3,251	$41,282	$41,932
Topside Property	949,218	2,927,160	2,539,605	1,336,773	0	0	0	0	949,218	1,336,773
Sold Property Expenses	1,014,545	0	597	1,013,948	(1,014,545)	597	0	(1,013,948)	0	0
301 Route 17 (aka Meadows)	(46,679)	0	5,397	(52,076)	5,397	5,397	0	10,794	(41,282)	(41,282)
Ansonia	62,182,987	5,201,036	3,007,594	64,376,429	(15,350,359)	4,554,311	5,188,732	(15,984,781)	46,832,628	48,391,648
Ansonia - Consolidations	(11,071,027)	0	0	(11,071,027)	11,071,027	0	0	11,071,027	0	0
Sold Property Expenses For Sale Props	1,044,563	400	10,976	1,033,987	(1,042,915)	11,017	400	(1,032,298)	1,648	1,689
Sold Property Expenses Cont Ops	(161,981)	25	25	(161,981)	161,981	0	0	161,981	0	0
Lofts at Post Oak	(5,065)	0	0	(5,065)	5,065	0	0	5,065	0	0
290 Veterans	(660,282)	0	0	(660,282)	660,282	0	0	660,282	0	0
390 Capitol Ave.	2,901,779	478,929	479,115	2,901,594	(2,901,779)	479,115	478,929	(2,901,594)	0	0
Forest Park Apartments	(716,190)	0	0	(716,190)	716,190	0	0	716,190	0	0
Uptown Village - Commercial	2,593	0	4,595	(2,002)	0	0	0	0	2,593	(2,002)
Uptown Village - For Sale	9,615,423	1,100,212	1,208,393	9,507,242	(9,616,313)	1,218,535	1,105,759	(9,503,538)	(890)	3,705
Mirabella	15,093,806	10,209,844	10,446,826	14,856,823	(15,101,879)	10,513,891	10,272,636	(14,860,624)	(8,074)	(3,801)
Alta Mar	(4,417,676)	30,618,326	30,617,692	(4,417,043)	4,418,848	30,671,242	30,671,876	4,418,214	1,172	1,172
Cobblestone at Eagle Harbor	1,306,592	1,452,787	1,460,726	1,298,654	(1,349,938)	1,460,726	1,452,787	(1,342,000)	(43,346)	(43,346)
Vintage at the Grove	12,343,941	10,463,369	10,665,249	12,142,062	(12,364,126)	10,823,964	10,644,022	(12,184,183)	(20,185)	(42,121)
Tradition at Palm Aire	23,017,080	9,500,834	9,510,809	23,007,104	(23,017,080)	9,510,809	9,500,834	(23,007,104)	0	0
Merritt Stratford	295,254	5,612	18,407	282,460	(282,460)	5,612	5,612	(282,460)	12,795	0
The Exchange	29,561,889	22,628,070	22,628,045	29,561,914	(29,565,052)	22,628,045	22,628,070	(29,565,077)	(3,163)	(3,163)
Villas at 7 Dwarfs	(6,740,368)	31,831,164	31,833,020	(6,742,224)	6,740,263	31,836,634	31,834,778	6,742,119	(105)	(105)
Villa Tuscany	(500,973)	0	0	(500,973)	500,973	0	0	500,973	0	0
Vintage at Abacoa	(23,438,359)	0	0	(23,438,359)	23,438,359	0	0	23,438,359	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended March 31, 2010
 (Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	2/28/2010			3/31/2010	2/28/2010			3/31/2010	2/28/2010	3/31/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

1100 Adams	$(7,548,835)	$26,046,082	$26,046,082	$(7,548,835)	$7,548,834	$26,047,447	$26,047,447	$7,548,834	$(1)	$0
1118 Adams	5,079,672	20,927,150	20,883,402	5,123,420	(5,083,928)	20,875,570	20,927,150	(5,135,508)	(4,256)	(12,088)
1118 Adams Parking, Inc.	96,551	53,083	37,917	111,718	(89,795)	0	15,167	(104,962)	6,756	6,756
1118 Adams Parking - Eliminations	(291,346)	0	7,583	(298,929)	291,346	7,583	0	298,929	0	0
20 North Water Street	9,769,686	77,425	77,425	9,769,686	(9,769,645)	121,261	121,261	(9,769,645)	41	41
200 Fountain Apartment Homes	603,260	0	0	603,260	(603,260)	0	0	(603,260)	0	0
Aventerra	(10,713)	150,711	173,894	(33,896)	5,530	176,556	143,594	38,493	(5,183)	4,597
River City Landing	2,167,195	0	0	2,167,195	(2,167,195)	0	0	(2,167,195)	0	0
Desert Winds/Silver Creek	(12,016,831)	9,415,948	9,415,948	(12,016,831)	12,016,831	9,415,946	9,415,946	12,016,831	0	0
Vintage at Legacy-Phase I	2,694,294	0	0	2,694,294	(2,694,294)	0	0	(2,694,294)	0	0
Heather Hill	3,249,173	0	0	3,249,173	(3,249,173)	0	0	(3,249,173)	0	0
278 Main Street	(23,198)	0	0	(23,198)	23,198	0	0	23,198	0	0
Lofts at the Mills	403,328	0	0	403,328	(403,328)	0	0	(403,328)	0	0
Mariner's Point	4,381,168	138,827	138,827	4,381,168	(4,381,168)	138,827	138,827	(4,381,168)	0	0
Block 99/102	(24,567,529)	34,319,648	34,319,648	(24,567,529)	24,567,529	34,319,648	34,319,648	24,567,529	0	0
Northgate	12,934,714	0	0	12,934,714	(12,934,714)	0	0	(12,934,714)	0	0
Merritt 8 Corporate Park	(1,974,843)	0	0	(1,974,843)	1,974,842	0	0	1,974,842	(1)	(1)
Mohegan Hill	53,553,341	3,089,253	3,095,561	53,547,034	(53,553,341)	3,099,995	3,093,687	(53,547,034)	0	0
Mustang Creek	(299,763)	2,728,670	2,738,559	(309,652)	266,979	2,967,159	2,950,648	283,490	(32,784)	(26,162)
The Hamptons	(4,146,878)	6,716,364	6,716,364	(4,146,878)	4,146,878	6,716,383	6,716,383	4,146,878	0	0
Woodcreek - FL	(11,848,791)	15,520	0	(11,833,271)	11,839,694	0	14,202	11,825,492	(9,097)	(7,779)
Vintage at Plantation Bay	(1,042,489)	0	0	(1,042,489)	1,042,489	0	0	1,042,489	0	0
Oxford Place	(10,086,845)	6,331,038	6,331,038	(10,086,845)	10,082,136	6,331,438	6,331,438	10,082,136	(4,709)	(4,709)
11 Mt Pleasant	18,304,530	3,049,097	3,049,097	18,304,530	(18,304,530)	3,050,051	3,050,051	(18,304,530)	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended March 31, 2010
 (Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	2/28/2010			3/31/2010	2/28/2010			3/31/2010	2/28/2010	3/31/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

French Villa	$(2,852,018)	$913,044	$913,044	$(2,852,018)	$2,852,018	$913,044	$913,044	$2,852,018	$0	$0
Southern Elms	(1,200,901)	0	0	(1,200,901)	1,200,511	0	0	1,200,511	(390)	(390)
Park Dale Gardens	(1,674,574)	1,828,705	1,828,705	(1,674,574)	1,674,574	1,828,705	1,828,705	1,674,574	0	0
Creekwood Village	(6,897,468)	1,701,195	1,701,195	(6,897,468)	6,897,468	1,701,195	1,701,195	6,897,468	0	0
Summit on the Lake	(2,478,783)	113,175	124,915	(2,490,523)	2,493,114	115,871	106,807	2,502,178	14,331	11,656
Warwick Grove	(2,365,057)	0	0	(2,365,057)	2,365,057	0	0	2,365,057	0	0
Harbor Green	(8,645,580)	0	7,717	(8,653,297)	8,644,535	7,717	0	8,652,252	(1,045)	(1,045)
Vintage at Madison Crossing	512,712	0	0	512,712	(512,712)	0	0	(512,712)	0	0
Block 102 (Comm Ctr)	96,446	0	0	96,446	(96,446)	0	0	(96,446)	0	0
Hoboken Sales Center	(34,910)	0	0	(34,910)	34,910	0	0	34,910	0	0
Block 106	9,177,697	2,343,919	2,343,919	9,177,697	(9,177,697)	2,365,381	2,365,381	(9,177,697)	(1)	(1)
Block 114	1,685,730	60	0	1,685,790	(1,688,545)	0	60	(1,688,605)	(2,816)	(2,816)
Block 104	555,456	30	30	555,456	(554,300)	0	0	(554,300)	1,156	1,156
Hoboken Sales Center	(125,992)	0	0	(125,992)	125,992	0	0	125,992	0	0
Block 144	4,386,818	1,495,562	1,495,037	4,387,343	(4,386,818)	1,498,561	1,499,086	(4,387,343)	1	1
Block 112(MWH)	9,372,671	504,199	504,199	9,372,671	(9,374,644)	521,769	521,769	(9,374,644)	(1,973)	(1,973)
Hoboken Cinema	1,492,516	0	0	1,492,516	(1,492,516)	0	0	(1,492,516)	0	0
Autumn Ridge	(4,457,301)	79,796	133,583	(4,511,088)	3,810,925	134,031	117,535	3,827,420	(646,376)	(683,667)
Dogwood Hills	(2,042,339)	66,002	91,276	(2,067,613)	1,639,192	67,159	69,953	1,636,398	(403,147)	(431,216)
Groton Towers	(4,847,993)	103,605	170,605	(4,914,993)	3,941,626	172,296	129,894	3,984,028	(906,367)	(930,965)
Gull Harbor	(1,727,726)	32,756	54,417	(1,749,387)	1,702,405	70,510	31,281	1,741,634	(25,322)	(7,753)
Hamden Center	(2,779,074)	61,955	98,393	(2,815,512)	2,243,403	98,466	87,308	2,254,561	(535,671)	(560,952)
Lakeview	(2,819,848)	73,023	117,449	(2,864,274)	2,088,193	117,513	109,650	2,096,056	(731,655)	(768,218)
Nutmeg Woods	(12,113,299)	280,016	361,651	(12,194,935)	9,268,801	362,395	351,112	9,280,084	(2,844,498)	(2,914,851)
Ocean Beach	(13,599,583)	266,216	392,174	(13,725,541)	10,422,237	402,680	401,921	10,422,996	(3,177,346)	(3,302,545)
Parkview	(6,221,584)	117,822	191,103	(6,294,865)	4,550,145	191,356	196,635	4,544,866	(1,671,439)	(1,749,999)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended March 31, 2010
 (Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	2/28/2010			3/31/2010	2/28/2010			3/31/2010	2/28/2010	3/31/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Sagamore	$(4,386,485)	$149,593	$279,728	$(4,516,620)	$2,241,088	$280,338	$244,201	$2,277,224	$(2,145,397)	$(2,239,396)
Woodcliff	(20,814,000)	447,593	743,605	(21,110,012)	17,174,998	744,829	546,655	17,373,171	(3,639,002)	(3,736,841)
200 Fountain	1,609,932	134,095	261,450	1,482,577	(3,672,929)	269,701	197,162	(3,600,391)	(2,062,997)	(2,117,813)
278 Main	32,600	66,165	148,335	(49,570)	(963,963)	149,207	107,638	(922,394)	(931,364)	(971,965)
Club at Danforth	(11,037,206)	234,068	289,141	(11,092,278)	9,167,907	289,426	308,437	9,148,896	(1,869,299)	(1,943,382)
Forest Park	(4,380,890)	109,254	174,742	(4,446,379)	3,196,145	175,804	180,100	3,191,848	(1,184,745)	(1,254,530)
Heather Hill	(26,440,979)	345,558	521,050	(26,616,471)	19,236,397	522,755	814,681	18,944,471	(7,204,582)	(7,672,000)
Liberty Building	(6,172,538)	137,477	221,806	(6,256,867)	4,840,643	219,049	172,559	4,887,133	(1,331,895)	(1,369,734)
Links at Georgetown	(9,267,940)	252,603	287,948	(9,303,285)	7,146,910	288,898	341,432	7,094,377	(2,121,031)	(2,208,909)
Lofts at the Mills	3,206,447	274,297	424,894	3,055,850	(5,824,867)	424,958	368,729	(5,768,638)	(2,618,420)	(2,712,788)
River City	(6,321,870)	202,553	221,662	(6,340,980)	2,940,412	240,625	323,104	2,857,933	(3,381,458)	(3,483,047)
Villa Tuscany	(15,972,035)	0	0	(15,972,035)	15,972,034	0	0	15,972,034	(1)	(1)
Vintage at Legacy	(4,574,138)	223,586	364,500	(4,715,053)	1,406,548	398,028	352,864	1,451,712	(3,167,590)	(3,263,340)
Vintage at Madison	(3,612,038)	123,591	165,298	(3,653,745)	2,497,589	166,496	176,568	2,487,517	(1,114,449)	(1,166,227)
Vintage at the Parke	(4,072,747)	175,159	266,134	(4,163,723)	2,153,277	266,306	248,998	2,170,585	(1,919,470)	(1,993,138)
Vintage at Plantation	(8,532,125)	201,540	240,383	(8,570,968)	6,505,597	255,600	303,166	6,458,032	(2,026,528)	(2,112,937)
Mariner Plaza	(4,260,662)	139,523	139,523	(4,260,662)	4,260,662	139,523	139,523	4,260,662	0	0
Midway Mills Crossing	(4,361,852)	0	0	(4,361,852)	4,361,852	0	0	4,361,852	0	0
Paradigm Loan 390 Cap Mariners Merritt S	1,232,085	0	0	1,232,085	(1,232,085)	0	0	(1,232,085)	0	0
Shortfall Note	1	0	0	1	(1)	0	0	(1)	0	0
	$127,018,034	$552,541,184	$552,827,715	$126,731,503	$(127,018,039)	$552,633,983	$552,347,452	$(126,731,508)	$(5)	$(6)

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account XXXXXX0540
March 31, 2010
GL Acct # 13383 (Yardi 10095)

Bank Balance 3/31/10	901,612.09
Add: Reconciling Items	0.00
Less: O/S Checks/Wires/Achs	0.00
Less: Check charges	0.00
Add: Void checks	0.00
Less: Misc Diff	0.00
Book Balance 3/31/10	901,612.09

TARRAGON CORPORATION
For the Month ended March 31, 2010

Property	Date	Period	Person	Debit	Credit	Balance	Remarks
10095-00			Cash – Signature Master Investment			1,456,962.40 Beginning Balance=
1000	3/25/2010	03/2010		220,628.38	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	4,228.97		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		65,901.66	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	180,353.08		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		22,675.53	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	390,066.64		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		581,906.93	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	34,101.38		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		8,795.80	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	83,972.21		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		1,601.00	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	36,493.23		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		139,393.70	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	7,996.82		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		55,023.62	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	33,254.61		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		225,000.00	0.00		Xfer to Tarr Signature Master
1000	3/25/2010	03/2010		0.00	4,707.40		Xfer SD Accts true up Combined excess funds
1000	3/25/2010	03/2010		1,787.41	0.00		Xfer SD Accts true up to Master
1000	3/25/2010	03/2010		90,985.74	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	5,568.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	57,804.07		Xfer SD Accts true up Sovereign
1000	3/25/2010	03/2010		2,097.95	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	389,512.73		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		10,790.50	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	14,560.81		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		59,650.82	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	15,174.50		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		1,459.74	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	5,743.61		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		70,208.18	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	26,372.02		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		194,995.41	0.00		SIGNATURE MASTER DEP/TSF

TARRAGON CORPORATION
For the Month Ended March 31, 2010
(Continued)

Property	Date	Period	Person	Debit	Credit	Balance	Remarks

1000	3/25/2010	03/2010		0.00	304,257.84		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		46,805.25	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	27,221.80		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		5,167.74	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	4,740.83		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		32,685.16	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	6,736.35		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		8,060.07	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	9,517.10		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		89,000.00	0.00		Xfer to Tarr Signature master
1000	3/25/2010	03/2010		40,236.00	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	34,968.12		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		21,863.62	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	21,376.35		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		4,119,967.78	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	4,534,531.99		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		22,255.29	0.00		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	31,046.87		SIGNATURE MASTER DEP/TSF
1000	3/25/2010	03/2010		0.00	112,966.18		TMI AP DISB DIP TMI SIGN
1000	3/25/2010	03/2010		0.00	317,020.08		REC PAC WEST DISB FUNDED

						901,612.09	= Ending Balance=
				6,138,943.28	6,694,293.59